Humana Extends Network Participation to University General Hospital

Contract Gives Humana Members in Houston Access to University General Hospital's Doctors and Inpatient, Outpatient and Emergency Services

HOUSTON, TX -- (Marketwired - May 27, 2014) - Humana Inc. (NYSE: HUM), one of the nation's leading health and well-being companies, and University General Health System, Inc. (OTCQB: UGHS) have reached an agreement that provides Humana's members in-network benefits to University General Hospital, located near the Texas Medical Center.

The agreement extends in-network benefits to Houston-based University General Hospital's inpatient, outpatient and emergency services to Humana's Medicare Advantage PPO and Private Fee for Service plans and Humana's Commercial HMO, National Point of Service, PPO and Exclusive Provider Organization (EPO) plans.

University General Hospital is a general, acute-care hospital that includes a fully-staffed and licensed emergency room as well as outpatient imaging and laboratory services. University General's physicians and medical personnel provide in-patient care utilizing state-of-the-art diagnostic and surgical equipment.

The hospital has attracted a growing number of respected surgeons and other physicians from the Houston medical community. University General's emphasis in patient comfort and favorable outcomes is evident in its Hospital Outpatient Departments, which include ambulatory surgical centers, diagnostic imaging facilities, physical therapy, sports rehab facilities, sleep clinics and a hyperbaric wound care center.

"We are proud to inform our Houston-area patients and Humana's medical plan participants that University General's medical care will now be available on an in-network basis," said Hassan Chahadeh, M.D., Chairman and CEO of University General Health System, Inc. "Our ability to offer patient-centric care to the broadest number of people, which represents a primary objective of University General Health System, will be greatly enhanced by expanding access among Humana customers to our flagship hospital in the Houston metropolitan area."

"Humana has a strong presence in Houston and expanding our network to include University General Hospital will offer our members a strong provider network and is key to our continued growth in the market," said Kyle Green, Market Vice President for Humana in Houston. "Through this partnership, we've been able to substantially increase health care options for our members who live in Houston."

About Humana

Humana Inc., headquartered in Louisville, Ky., is a leading health and well-being company focused on making it easy for people to achieve their best health with clinical excellence through coordinated care. The company's strategy integrates care delivery, the member experience, and clinical and consumer insights to encourage engagement, behavior change, proactive clinical outreach and wellness for the millions of people we serve across the country.

More information regarding Humana is available to investors via the Investor Relations page of the company's web site at www.humana.com, including copies of:

  Annual reports to stockholders
  Securities and Exchange Commission filings
  Most recent investor conference presentations
  Quarterly earnings news releases
  Replays of most recent earnings release conference calls
  Calendar of events (including upcoming earnings conference call dates and times, as well as planned interaction with research analysts and institutional investors)
  Corporate Governance information

About University General Hospital

University General Hospital delivers high-quality patient-oriented services by providing timely, innovative health solutions that are uniquely competitive, efficient and adaptive in today's health care delivery environment. The hospital is owned by University General Health System, Inc., a diversified, integrated multi-specialty health care provider Company that currently operates two hospitals, three ambulatory surgical centers, a number of diagnostic imaging, physical therapy and sleep clinics, and a hyperbaric wound care center in the Houston and Dallas metropolitan areas. Also, University General owns three senior living facilities, manages six senior living facilities, and owns a Support Services company that provides revenue cycle and luxury facilities management services.

University General Health System, Inc. is headquartered in Houston, Texas, and its common stock trades on the OTCQB under the symbol "UGHS."

Forward-Looking Statements

The information in this news release may include certain forward-looking statements that are based upon assumptions that in the future may prove not to have been accurate and are subject to significant risks and uncertainties, including statements related to the future financial performance of University General Health System, Inc. (UGHS). Although UGHS believes that the expectations reflected in the forward-looking statements are reasonable, it can give no assurance that such expectations or any of its forward-looking statements will prove to be correct. Factors that could cause results to differ include, but are not limited to, successful execution of growth strategies, product development and acceptance, the impact of competitive services and pricing, general economic conditions, and other risks and uncertainties described in UGHS's periodic filings with the Securities and Exchange Commission.

For Further Information, Please Contact:

Donald Sapaugh
President
University General Health System, Inc.
(713) 375-7557
dsapaugh@ughs.net

Ross McLerran
Humana Corporate Communications
(210) 617-1771
rmclerran@humana.com

R. Jerry Falkner, CFA
RJ Falkner & Company, Inc.
Investor Relations Counsel for University General Health System, Inc.
(800) 377-9893
info@rjfalkner.com